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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       SUPPLEMENT DATED OCTOBER 1, 2007 TO PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement prospectuses dated May 1, 2007 that describe WEALTHMARK VARIABLE ANNUITY AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. We call each of these prospectuses a "Product Prospectus."

You should read this Supplement together with the Product Prospectus for the Contract you purchase, and retain both documents for future reference. If you would like another copy of the Product Prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

NAME CHANGE FOR BOND INDEX TRUST A

Effective October 1, 2007, the Board of Trustees of John Hancock Trust approved the name change of the Bond Index Trust A to the Total Bond Market Trust A.

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           333-70730
           333-70850
           033-79112
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